UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2019

Date of reporting period:	May 1, 2018 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Capital Spectrum Fund

Semiannual report
10 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PVSAX

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 18

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in certain companies in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, and the fund’s use of short selling can increase the risks of investing in the fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time, the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. The risks associated with bond investments include interest-rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

December 10, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Capital Spectrum Fund has the flexibility to invest in securities across a company’s capital structure — an investment approach that requires specialized analytical skills and experience.

An experienced manager

Portfolio Manager David Glancy has been investing since 1987, building a record over three decades. He takes a flexible approach that focuses on corporate balance sheets, capital structure, and the fundamental strengths of individual companies.

2 Capital Spectrum Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/18. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

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David has an M.B.A. from Goizueta Business School, Emory University, and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Your fund is also managed by Jacquelyne J. Cavanaugh.

David, how was the investing environment for the reporting period?

For most of the period, which began in May 2018, U.S. stocks advanced and investors were generally unfazed by a number of political and economic uncertainties. During the summer months, most world markets experienced gains and U.S. stocks were the strongest performers. In September, U.S. stocks delivered their biggest quarterly gain in nearly five years, boosted by rising wages, low unemployment, and positive investor sentiment. Economic growth remained strong in the United States, due in large part to the Tax Cuts and Jobs Act.

In the final month of the period, however, conditions changed significantly. October was quite turbulent for stocks, and all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time this year, stocks experienced a correction — a drop of more than 10% from a recent high. We believe the downturn was due to worries about rising interest rates, the escalating U.S.–China trade conflict, and the potential for rising inflation. In the fixed income market, high-yield bonds

4 Capital Spectrum Fund

Allocations are shown as a percentage of portfolio market value as of 10/31/18. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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benefited for most of the period from continued strength in the U.S. economy and growth in corporate profits, and they outperformed the broader bond markets for the period.

How did the fund perform in this environment?

For the six-month period, the fund posted a negative return and underperformed its benchmark, the Capital Spectrum Blended Index. The underperformance was primarily due to weakness in two key holdings — EchoStar and DISH Network. Our investments in STAAR Surgical and Jazz Pharmaceuticals were performance highlights for the period.

Could you provide more details on the holdings that detracted from performance?

Our investment in EchoStar was the top detractor from performance for the period. We believe the primary cause of its weakness was investor disappointment over a lack of progress with new business strategies. Despite what we believe to be the company’s strong balance sheet and healthy cash-flow levels, as well as new satellite launches, many investors were anticipating transformational deals, such as spin-offs or acquisitions, that could expand and strengthen EchoStar’s satellite and technology businesses.

Our investment in DISH Network was also a weak performer for the period. The stock’s decline appeared to be related to investor concerns about slowing subscriber growth across the cable TV industry and in DISH’s core pay-TV business. We continue to believe that DISH offers attractive long-term capital appreciation potential, due in large part to its investment in spectrum assets. “Spectrum” refers to wireless signals sent through the airwaves. In recent months, investors seemed to become more comfortable with the company’s plans to build a wireless network that meets FCC standards and eventually monetize those spectrum assets. In our view, the company has several available options to pursue, any of which we believe would be rewarding to shareholders.

Could you highlight some stocks that contributed to fund performance for the period?

The top contributor to performance for the period was STAAR Surgical, a maker of implantable contact lenses. Shares of this stock surged after the company reported better-than-expected unit growth. In addition, the stock was boosted further after the company announced a resolution to an FDA warning about deficiencies in one of its manufacturing facilities. By the close of the period, we had sold a substantial portion of the fund’s position in STAAR Surgical.

Jazz Pharmaceuticals was the second-largest contributor in the portfolio for the period. Investors appeared to be focusing on Jazz’s fundamental strengths, including the potential of Xyrem, the company’s narcolepsy drug, which had faced some patent challenges that, in our view, appear now to have largely been resolved.

Does the portfolio include a cash position?

Yes. Cash in the portfolio may assist the fund in meeting redemptions and can serve as a “dry powder” that enables us to add to positions when price dislocations occur.

The fund has the flexibility to invest in high-yield bonds. Did you have positions in high-yield securities in the portfolio?

We continued to steer away from high-yield bonds in the current market. In this asset class, it is currently more difficult to find securities with what we believe to be attractive overall risk-reward characteristics. The fund had no exposure to high-yield debt at the close of the period.

We continue to monitor the high-yield markets and expect to reinvest in high-yield debt when risk-reward characteristics become more favorable.

6 Capital Spectrum Fund

What is your rationale for the fund’s concentrated strategy?

We build large positions in securities that we consider our best investment ideas. We believe that overdiversification of the portfolio would mean owning stocks in which we have less research conviction. We take a bottom-up, fundamental approach to security selection and generally do not make investment decisions based on macroeconomic factors. Instead, we focus on the fundamental strength of individual companies, seeking those that we believe are ripe for significant capital appreciation because they have an internal catalyst that will eventually unlock value.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Allocations are shown as a percentage of portfolio market value as of 10/31/18. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Capital Spectrum Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (5/18/09)
Before sales charge	164.55%	10.84%	2.58%	0.51%	–11.46%	–3.97%	–13.85%	–8.01%
After sales charge	149.34	10.15	–3.31	–0.67	–16.55	–5.85	–18.80	–13.30
Class B (5/18/09)
Before CDSC	149.21	10.14	–1.19	–0.24	–13.44	–4.70	–14.47	–8.33
After CDSC	149.21	10.14	–2.89	–0.59	–15.80	–5.57	–18.75	–12.91
Class C (5/18/09)
Before CDSC	146.41	10.01	–1.20	–0.24	–13.45	–4.70	–14.50	–8.35
After CDSC	146.41	10.01	–1.20	–0.24	–13.45	–4.70	–15.36	–9.26
Class M (5/18/09)
Before sales charge	152.33	10.29	0.07	0.01	–12.76	–4.45	–14.27	–8.22
After sales charge	143.50	9.87	–3.44	–0.70	–15.82	–5.58	–17.27	–11.43
Class R (5/18/09)
Net asset value	158.39	10.57	1.30	0.26	–12.13	–4.22	–14.06	–8.11
Class Y (5/18/09)
Net asset value	170.87	11.12	3.90	0.77	–10.78	–3.73	–13.64	–7.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Capital Spectrum Fund

Comparative index returns For periods ended 10/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Capital Spectrum
Blended Index*	209.61%	12.70%	48.43%	8.22%	30.69%	9.33%	4.36%	2.28%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

Fund price and distribution information For the six-month period ended 10/31/18

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/18	$32.19	$34.15	$30.62	$30.55	$31.16	$32.29	$31.67	$32.58
10/31/18	29.61	31.42	28.07	28.00	28.60	29.64	29.10	30.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (5/18/09)
Before sales charge	198.68%	12.39%	18.54%	3.46%	7.37%	2.40%	–5.24%	1.46%
After sales charge	181.50	11.68	11.72	2.24	1.20	0.40	–10.69	–4.38
Class B (5/18/09)
Before CDSC	181.36	11.68	14.17	2.69	4.99	1.64	–5.93	1.08
After CDSC	181.36	11.68	12.21	2.33	2.13	0.70	–10.64	–3.92
Class C (5/18/09)
Before CDSC	178.44	11.55	14.17	2.69	5.00	1.64	–5.95	1.09
After CDSC	178.44	11.55	14.17	2.69	5.00	1.64	–6.89	0.09
Class M (5/18/09)
Before sales charge	184.98	11.83	15.62	2.95	5.77	1.89	–5.72	1.22
After sales charge	175.00	11.41	11.57	2.21	2.07	0.68	–9.02	–2.32
Class R (5/18/09)
Net asset value	191.87	12.12	17.09	3.21	6.61	2.16	–5.46	1.36
Class Y (5/18/09)
Net asset value	205.80	12.68	20.04	3.72	8.21	2.67	–4.99	1.62

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Capital Spectrum Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/18	0.66%	1.41%	1.41%	1.16%	0.91%	0.41%
Annualized expense ratio for the
six-month period ended 10/31/18*	0.37%	1.12%	1.12%	0.87%	0.62%	0.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.81% from annualizing the performance fee adjustment for the six months ended 10/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.79	$5.41	$5.41	$4.21	$3.00	$0.58
Ending value (after expenses)	$919.90	$916.70	$916.50	$917.80	$918.90	$921.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Capital Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.89	$5.70	$5.70	$4.43	$3.16	$0.61
Ending value (after expenses)	$1,023.34	$1,019.56	$1,019.56	$1,020.82	$1,022.08	$1,024.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Capital Spectrum Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

14 Capital Spectrum Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee

Capital Spectrum Fund 15

and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by

16 Capital Spectrum Fund

the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2017. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over the one-year and five-year periods and was negative and trailed the return of its benchmark over the three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern in particular about your fund’s underperformance relative to its benchmark over the one-year and three-year periods ended December 31, 2017 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was largely attributable to the fund’s large holdings in certain companies, including in particular a telecommunications company and a pharmaceutical company, which had disappointing stock performance.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of an additional portfolio manager in December 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These

Capital Spectrum Fund 17

include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Capital Spectrum Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Spectrum Fund 19

The fund’s portfolio 10/31/18 (Unaudited)

COMMON STOCKS (79.8%)*	Shares	Value
Biotechnology (0.6%)
Medicines Co. (The) † S	359,400	$8,359,644
		8,359,644
Cable television (22.2%)
DISH Network Corp. Class A †	9,559,084	293,846,242
		293,846,242
Chemicals (4.4%)
W.R. Grace & Co.	904,132	58,578,712
		58,578,712
Commercial and consumer services (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private)
(Germany) † ∆∆ F	264	224
New Middle East Other Assets GmbH (acquired 8/2/13, cost $136)
(Private) (Germany) † ∆∆ F	102	87
		311
Consumer services (0.3%)
Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private)
(Luxembourg) † ∆∆ F	410,732	3,740,561
		3,740,561
Electrical equipment (0.4%)
Emerson Electric Co.	75,100	5,097,788
		5,097,788
Electronics (0.3%)
NXP Semiconductors NV	46,100	3,457,039
		3,457,039
Gaming and lottery (0.1%)
Caesars Entertainment Corp. † S	156,969	1,348,364
		1,348,364
Household furniture and appliances (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $351) (Private)
(Germany) † ∆∆ F	528	449
		449
Investment banking/Brokerage (1.4%)
Altisource Portfolio Solutions SA †	766,804	19,346,465
		19,346,465
Lodging/Tourism (0.1%)
Wynn Resorts, Ltd.	12,300	1,237,380
		1,237,380
Machinery (0.3%)
Roper Technologies, Inc.	13,400	3,790,860
		3,790,860
Medical technology (0.3%)
STAAR Surgical Co. †	103,837	4,164,902
		4,164,902
Oil and gas (3.8%)
Pioneer Natural Resources Co.	342,700	50,469,429
		50,469,429
Pharmaceuticals (26.4%)
Jazz Pharmaceuticals PLC †	2,202,621	349,820,267
		349,820,267

20 Capital Spectrum Fund

COMMON STOCKS (79.8%)* cont.	Shares	Value
Telecommunications (19.2%)
EchoStar Corp. Class A †	6,173,691	$250,343,170
Intelsat SA (Luxembourg) † S	143,900	3,750,034
		254,093,204
Total common stocks (cost $788,031,818)		$1,057,351,617

CONVERTIBLE PREFERRED STOCKS (4.5%)*	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) † ∆∆	31,800	$11,130,000
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$41,229,017) (Private) † ∆∆ F	1,219,168	48,766,720
Total convertible preferred stocks (cost $73,029,017)		$59,896,720

INVESTMENT COMPANIES (2.8%)*	Shares	Value
VanEck Vectors Gold Miners ETF S	1,882,300	$35,631,939
VanEck Vectors Oil Services ETF S	64,500	1,326,120
Total investment companies (cost $46,218,814)		$36,958,059

PREFERRED STOCKS (0.4%)*	Shares	Value
Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost
$27,599,994) (Private) † ∆∆ F	2,840,908	$4,829,544
Total preferred stocks (cost $27,599,994)		$4,829,544

SHORT-TERM INVESTMENTS (6.5%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.36% [d]	32,914,025	$32,914,025
Putnam Short Term Investment Fund 2.33% L	52,768,575	52,768,575
Total short-term investments (cost $85,682,600)		$85,682,600

TOTAL INVESTMENTS
Total investments (cost $1,020,562,243)	$1,244,718,540

Key to holding’s abbreviations

ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2018 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,324,520,229.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $68,467,585, or 5.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

Capital Spectrum Fund 21

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$58,578,712	$—	$—
Capital goods	8,888,648	—	—
Communication services	547,939,446	—	—
Consumer cyclicals	2,585,744	—	760
Consumer staples	—	—	3,740,561
Energy	50,469,429	—	—
Financials	19,346,465	—	—
Health care	362,344,813	—	—
Technology	3,457,039	—	—
Total common stocks	1,053,610,296	—	3,741,321

Convertible preferred stocks	—	—	59,896,720
Investment companies	36,958,059	—	—
Preferred stocks	—	—	4,829,544
Short-term investments	52,768,575	32,914,025	—
Totals by level	$1,143,336,930	$32,914,025	$68,467,585

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

22 Capital Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/18	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/18
Common stocks*:
Consumer cyclicals	$809	$—	$—	$(49)	$—	$—	$—	$—	$760
Consumer staples	3,988,080	—	—	(247,519)	—	—	—	—	3,740,561
Total common stocks	$3,988,889	$—	$—	$(247,568)	$—	$—	$—	$—	$3,741,321
Convertible preferred
stocks	$53,631,070	—	432,730	8,662,086	—	(2,829,166)	—	—	$59,896,720
Preferred stocks	$22,080,024	—	—	(17,250,480)	—	—	—	—	$4,829,544
Totals	$79,699,983	$—	$432,730	$(8,835,962)	$—	$(2,829,166)	$—	$—	$68,467,585

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(8,897,793) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input 1
		Market
Private equity	$760	transaction	Liquidity discount	25%	Decrease
		price
		Comparable	EV/sales multiple	1.1x–2.0x (1.507x)[2]	Increase
Private equity	$3,740,561	multiples	Liquidity discount	25%	Decrease
			Uncertainty discount	10%	Decrease
		Market
Private Equity	$4,829,544	transaction	Uncertainty discount	20%	Decrease
		price

1 Expected directional change in fair value that would result from an increase in the unobservable input.

2 Based on estimated fiscal year 2018 EV/sales peer multiples.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 23

Statement of assets and liabilities 10/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $31,716,834 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $934,879,643)	$1,159,035,940
Affiliated issuers (identified cost $85,682,600) (Notes 1 and 5)	85,682,600
Interest and other receivables	1,643,910
Receivable for shares of the fund sold	568,299
Receivable for investments sold	122,706,585
Receivable from Manager (Note 2)	197,036
Prepaid assets	50,903
Total assets	1,369,885,273

LIABILITIES
Payable for shares of the fund repurchased	11,088,492
Payable for custodian fees (Note 2)	12,057
Payable for investor servicing fees (Note 2)	214,152
Payable for Trustee compensation and expenses (Note 2)	521,307
Payable for administrative services (Note 2)	3,358
Payable for distribution fees (Note 2)	414,980
Collateral on securities loaned, at value (Note 1)	32,914,025
Other accrued expenses	196,673
Total liabilities	45,365,044

Net assets	$1,324,520,229

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,045,744,665
Total distributable earnings (Note 1)	278,775,564
Total — Representing net assets applicable to capital shares outstanding	$1,324,520,229

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($320,819,357 divided by 10,834,534 shares)	$29.61
Offering price per class A share (100/94.25 of $29.61)*	$31.42
Net asset value and offering price per class B share ($35,357,377 divided by 1,259,706 shares)**	$28.07
Net asset value and offering price per class C share ($324,203,794 divided by 11,577,219 shares)**	$28.00
Net asset value and redemption price per class M share ($4,294,818 divided by 150,190 shares)	$28.60
Offering price per class M share (100/96.50 of $28.60)*	$29.64
Net asset value, offering price and redemption price per class R share
($5,374,329 divided by 184,673 shares)	$29.10
Net asset value, offering price and redemption price per class Y share
($634,470,554 divided by 21,141,745 shares)	$30.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Capital Spectrum Fund

Statement of operations Six months ended 10/31/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,150,323 from investments in affiliated issuers) (Note 5)	$2,829,634
Dividends (net of foreign tax of $1,729) (including dividend income of $1,594,426 from investments
in affiliated issuers) (Note 5)	2,403,429
Payment-in-kind interest	607,454
Securities lending (net of expenses) (Notes 1 and 5)	41,684
Total investment income	5,882,201

EXPENSES
Compensation of Manager (net of performance adjustment of $(7,474,681)) (Note 2)	(789,134)
Investor servicing fees (Note 2)	1,578,768
Custodian fees (Note 2)	10,768
Trustee compensation and expenses (Note 2)	51,108
Distribution fees (Note 2)	2,964,340
Administrative services (Note 2)	17,729
Other	284,043
Total expenses	4,117,622
Expense reduction (Note 2)	(3,593)
Net expenses	4,114,029

Net investment income	1,768,172

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	52,848,402
Securities from affiliated issuers (Notes 1, 3 and 5)	11,412,221
Net increase from payments by affiliates (Note 2)	308,871
Total net realized gain	64,569,494
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(204,093,718)
Securities from affiliated issuers (Note 5)	36,118,189
Total change in net unrealized depreciation	(167,975,529)

Net loss on investments	(103,406,035)

Net decrease in net assets resulting from operations	$(101,637,863)

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 25

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/18*	Year ended 4/30/18
Operations
Net investment income (loss)	$1,768,172	$(1,205,790)
Net realized gain on investments
and foreign currency transactions	64,569,494	107,775,689
Net unrealized depreciation of investments	(167,975,529)	(512,500,127)
Net decrease in net assets resulting from operations	(101,637,863)	(405,930,228)
Decrease from capital share transactions (Note 4)	(795,258,135)	(1,367,335,640)
Total decrease in net assets	(896,895,998)	(1,773,265,868)

NET ASSETS
Beginning of period	2,221,416,227	3,994,682,095
End of period (Note 1)	$1,324,520,229	$2,221,416,227

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Capital Spectrum Fund

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Capital Spectrum Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2018**	$32.19	.04	(2.62)	(2.58)	—	—	—	—	—	$29.61	(8.01)*	$320,819	.19*	.13*	2*
April 30, 2018	36.82	.01	(4.64)	(4.63)	—	—	—	—	—	32.19	(12.57)	469,195.65		.02	2
April 30, 2017	32.22	(.07)	5.92	5.85	—	(1.24)	(.01)	(1.25)	—	36.82	18.59	846,487	.96[d]	(.21)	9
April 30, 2016	38.02	(.18)	(3.68)	(3.86)	—[e]	(1.94)	—	(1.94)	—	32.22	(10.40)	1,775,054	1.35[d,f]	(.50)[f]	31
April 30, 2015	36.17	(.19)	3.54	3.35	—	(1.50)	—	(1.50)	—	38.02	9.17	2,966,035	1.25[d]	(.51)	43
April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	—	(.70)	—[e]	36.17	26.57	2,899,539	1.27[d]	(.09)	53
Class B
October 31, 2018**	$30.62	(.08)	(2.47)	(2.55)	—	—	—	—	—	$28.07	(8.33)*	$35,357	.57*	(.24)*	2*
April 30, 2018	35.30	(.24)	(4.44)	(4.68)	—	—	—	—	—	30.62	(13.26)	48,451	1.40	(.73)	2
April 30, 2017	31.17	(.31)	5.69	5.38	—	(1.24)	(.01)	(1.25)	—	35.30	17.69	79,363	1.71[d]	(.98)	9
April 30, 2016	37.12	(.43)	(3.58)	(4.01)	—	(1.94)	—	(1.94)	—	31.17	(11.07)	86,196	2.10[d,f]	(1.27)[f]	31
April 30, 2015	35.60	(.47)	3.49	3.02	—	(1.50)	—	(1.50)	—	37.12	8.38	107,384	2.00[d]	(1.26)	43
April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	—	(.63)	—[e]	35.60	25.64	79,307	2.02[d]	(.86)	53
Class C
October 31, 2018**	$30.55	(.08)	(2.47)	(2.55)	—	—	—	—	—	$28.00	(8.35)*	$324,204	.57*	(.25)*	2*
April 30, 2018	35.22	(.25)	(4.42)	(4.67)	—	—	—	—	—	30.55	(13.26)	509,245	1.40	(.73)	2
April 30, 2017	31.10	(.31)	5.68	5.37	—	(1.24)	(.01)	(1.25)	—	35.22	17.70	964,705	1.71[d]	(.97)	9
April 30, 2016	37.04	(.42)	(3.58)	(4.00)	—	(1.94)	—	(1.94)	—	31.10	(11.07)	1,383,733	2.10[d,f]	(1.26)[f]	31
April 30, 2015	35.53	(.47)	3.48	3.01	—	(1.50)	—	(1.50)	—	37.04	8.37	2,024,513	2.00[d]	(1.26)	43
April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	—	(.63)	—[e]	35.53	25.62	1,377,735	2.02[d]	(.83)	53
Class M
October 31, 2018**	$31.16	(.04)	(2.52)	(2.56)	—	—	—	—	—	$28.60	(8.22)*	$4,295	.44*	(.12)*	2*
April 30, 2018	35.83	(.16)	(4.51)	(4.67)	—	—	—	—	—	31.16	(13.03)	5,371	1.15	(.48)	2
April 30, 2017	31.54	(.23)	5.77	5.54	—	(1.24)	(.01)	(1.25)	—	35.83	17.99	7,867	1.46[d]	(.72)	9
April 30, 2016	37.44	(.35)	(3.61)	(3.96)	—	(1.94)	—	(1.94)	—	31.54	(10.84)	10,378	1.85[d,f]	(1.01)[f]	31
April 30, 2015	35.81	(.38)	3.51	3.13	—	(1.50)	—	(1.50)	—	37.44	8.64	15,446	1.75[d]	(1.00)	43
April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	—	(.63)	—[e]	35.81	25.94	11,086	1.77[d]	(.61)	53
Class R
October 31, 2018**	$31.67	—[e]	(2.57)	(2.57)	—	—	—	—	—	$29.10	(8.11)*	$5,374	.31*	.01*	2*
April 30, 2018	36.33	(.08)	(4.58)	(4.66)	—	—	—	—	—	31.67	(12.83)	7,326.90		(.23)	2
April 30, 2017	31.88	(.16)	5.86	5.70	—	(1.24)	(.01)	(1.25)	—	36.33	18.31	12,106	1.21[d]	(.48)	9
April 30, 2016	37.73	(.26)	(3.65)	(3.91)	—	(1.94)	—	(1.94)	—	31.88	(10.62)	13,765	1.60[d,f]	(.76)[f]	31
April 30, 2015	36.00	(.29)	3.52	3.23	—	(1.50)	—	(1.50)	—	37.73	8.88	18,448	1.50[d]	(.76)	43
April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	—	(.66)	—[e]	36.00	26.30	11,269	1.52[d]	(.35)	53

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Capital Spectrum Fund	Capital Spectrum Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
October 31, 2018**	$32.58	.09	(2.66)	(2.57)	—	—	—	—	—	$30.01	(7.89)*	$634,471	.06*	.26*	2*
April 30, 2018	37.18	.10	(4.70)	(4.60)	—	—	—	—	—	32.58	(12.37)	1,181,829.40		.27	2
April 30, 2017	32.44	.01	5.98	5.99	—	(1.24)	(.01)	(1.25)	—	37.18	18.89	2,084,155	.71[d]	.02	9
April 30, 2016	38.28	(.09)	(3.70)	(3.79)	(.11)	(1.94)	—	(2.05)	—	32.44	(10.16)	2,788,891	1.10[d,f]	(.24)[f]	31
April 30, 2015	36.32	(.10)	3.56	3.46	—	(1.50)	—	(1.50)	—	38.28	9.44	5,389,958	1.00[d]	(.26)	43
April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	—	(.75)	—[e]	36.32	26.88	3,278,088	1.02[d]	.16	53

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of average net assets
April 30, 2017	0.04%
April 30, 2016	0.09
April 30, 2015	0.01
April 30, 2014	< 0.01

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Capital Spectrum Fund	Capital Spectrum Fund 31

Notes to financial statements 10/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2018 through October 31, 2018.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. In recent years, a significant majority of the fund’s investments have consisted of equity securities. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities and may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32 Capital Spectrum Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Capital Spectrum Fund 33

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $32,914,025 and the value of securities loaned amounted to $31,716,834.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

34 Capital Spectrum Fund

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2018, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$39,341,238	$39,341,238

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $22,639 to its fiscal year ending April 30, 2019 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2018 and April 30, 2018, and (ii) specified ordinary and currency losses recognized between November 1, 2017 and April 30, 2018).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $992,916,765, resulting in gross unrealized appreciation and depreciation of $374,141,448 and $122,339,673, respectively, or net unrealized appreciation of $251,801,775.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended April 30, 2018, the fund had accumulated net investment loss of $22,639.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

Capital Spectrum Fund 35

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During the reporting period, the fund’s negative performance adjustment exceeded the base fee by $789,134 and consequently Putnam Management made a payment in this amount to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.364% of the fund’s average net assets before a decrease of $7,474,681 (0.407% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

During the reporting period, Putnam Management reimbursed the fund $308,871 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

36 Capital Spectrum Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$354,169	Class R	5,713
Class B	37,641	Class Y	804,999
Class C	371,966	Total	$1,578,768
Class M	4,280

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,836 under the expense offset arrangements and by $757 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,145, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$520,978
Class B	1.00%	1.00%	221,721
Class C	1.00%	1.00%	2,185,858
Class M	1.00%	0.75%	18,936
Class R	1.00%	0.50%	16,847
Total			$2,964,340

Capital Spectrum Fund 37

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,509 and $214 from the sale of class A and class M shares, respectively, and received $16,048 and $3,195 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $102 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$27,385,253	$876,567,982
U.S. government securities (Long-term)	—	—
Total	$27,385,253	$876,567,982

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	365,355	$12,167,402	1,405,089	$49,580,689
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	365,355	12,167,402	1,405,089	49,580,689
Shares repurchased	(4,108,816)	(134,764,353)	(9,814,095)	(342,972,699)
Net decrease	(3,743,461)	$(122,596,951)	(8,409,006)	$(293,392,010)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	3,293	$105,166	34,375	$1,197,621
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	3,293	105,166	34,375	1,197,621
Shares repurchased	(325,716)	(10,150,700)	(700,368)	(23,239,474)
Net decrease	(322,423)	$(10,045,534)	(665,993)	$(22,041,853)

38 Capital Spectrum Fund

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	107,930	$3,366,427	728,240	$24,747,611
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	107,930	3,366,427	728,240	24,747,611
Shares repurchased	(5,198,091)	(161,901,977)	(11,450,741)	(381,197,811)
Net decrease	(5,090,161)	$(158,535,550)	(10,722,501)	$(356,450,200)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	3,133	$99,330	16,693	$575,993
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	3,133	99,330	16,693	575,993
Shares repurchased	(25,294)	(793,617)	(63,905)	(2,159,517)
Net decrease	(22,161)	$(694,287)	(47,212)	$(1,583,524)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	12,765	$414,312	59,161	$2,077,056
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	12,765	414,312	59,161	2,077,056
Shares repurchased	(59,385)	(1,919,048)	(161,089)	(5,571,115)
Net decrease	(46,620)	$(1,504,736)	(101,928)	$(3,494,059)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,490,030	$49,604,915	8,718,921	$312,595,051
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,490,030	49,604,915	8,718,921	312,595,051
Shares repurchased	(16,625,383)	(551,485,992)	(28,498,615)	(1,002,969,045)
Net decrease	(15,135,353)	$(501,881,077)	(19,779,694)	$(690,373,994)

At the close of the reporting period, a shareholder of record owned 7.7% of the outstanding shares of the fund.

Capital Spectrum Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Change in
						unrealized	Shares
	Fair value as			Investment		appreciation	outstanding as	Fair value as
Name of affiliate	of 4/30/18	Purchase cost	Sale proceeds	income	Realized gain (loss)	(depreciation)	of 10/31/18	of 10/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$18,297,500	$232,991,246	$218,374,721	$209,753	$—	$—	32,914,025	$32,914,025
Putnam Short Term Investment Fund**	114,737,488	490,526,980	552,495,893	1,150,323	—	—	52,768,575	52,768,575
Total Short-term investments	133,034,988	723,518,226	770,870,614	1,360,076	—	—	85,682,600	85,682,600
Common stocks‡
Financials
Altisource Portfolio Solutions SA†	23,733,094	—	3,038,960	—	(5,243,500)	3,895,831	—	—
Front Yard Residential Corp.	52,190,884	—	51,428,749	1,594,426	(76,204,652)	75,442,517	—	—
Health care
Jazz Pharmaceuticals PLC†	628,083,322	—	327,903,269	—	92,860,373	(43,220,159)	—	—
Total Common stocks	704,007,300	—	382,370,978	1,594,426	11,412,221	36,118,189	—	—
Totals	$837,042,288	$723,518,226	$1,153,241,592	$2,954,502	$11,412,221	$36,118,189	85,682,600	$85,682,600

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

‡ Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Security was not in affiliation as of the end of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

40 Capital Spectrum Fund	Capital Spectrum Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 Capital Spectrum Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Spectrum Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Capital Spectrum Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA105 313923 12/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018